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                                                                    EXHIBIT 23.1


                            CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 27, 1998 which appears on page 21 of Media Arts Group, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1998.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
December 2, 1998